UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 14, 2005

                                 Xenomics, Inc.
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             (Exact name of registrant as specified in its charter)


             Florida                                              04-3721895
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  (State or other jurisdiction                                   IRS Employer
of incorporation or organization)                            Identification No.)

                        420 Lexington Avenue, Suite 1701
                            New York, New York 10170
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 297-0808


          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

         On February 14, 2005, the Company entered into an Employment Agreement with Bernard Denoyer, its Vice President-Controller. A copy of the Employment Agreement is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

         Pursuant to the Employment Agreement, the Company will employ Mr. Denoyer for a period of 1 year commencing February 14, 2005 which will be automatically renewed for successive 1 year periods until written notice not to renew is delivered by either the Company or Mr. Denoyer. Mr. Denoyer will be paid an annual base salary of $60,000 ("Base Salary").

         Mr. Denoyer will be granted an aggregate 75,000 incentive stock options pursuant to the Company's stock option plan with an exercise price of $2.50 per share. Such options will vest at the rate of 25,000 per year for a period of three years beginning on January 14, 2006.

         During the term of his employment and for a period thereafter, Mr. Denoyer will be subject to non-competition and non-solicitation provisions, subject to standard exceptions.

Item. 5.02 Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

         On February 14, 2005, Bernard Denoyer was appointed as Vice President-Controller of the Company. Since January 2004, Mr. Denoyer has served as Vice President, Finance for Callisto Pharmaceuticals, Inc., a public biotechnology company. From July 2003 to December 2003, Mr. Denoyer served as an independent consultant to Callisto providing interim CFO services. In addition, Mr. Denoyer provided interim CFO and other services to emerging technology companies, principally portfolio companies of Marsh & McLennan Capital, LLC, from October 2000 to December 2003. From October 1994 until September 2000, Mr. Denoyer served as Chief Financial Officer and Senior Vice President at META Group, Inc., a public information technology research company.

         The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

         (c) Exhibits.

         4.1 Employment Agreement dated February 14, 2005 between the Company and Bernard Denoyer.

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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 17, 2005                          XENOMICS, INC.


                                                  By:  /s/ V. Randy White
                                                     -------------------------
                                                     V. Randy White, Ph.D.
                                                     Chief Executive Officer

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